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                                                                EXHIBIT 10.48(a)

                           AMENDMENT NO. 1 to the
                C-4 TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

        The C-4 TECHNOLOGY TRANSFER AND LICENSE AGREEMENT between Advanced Micro Devices and International Business Machines Corporation, effective as of June 17, 1996, is hereby amended as follows:

1. On page 1 of the Agreement, new WHEREAS clauses are added and the last WHEREAS clause on page 1 is amended as follows:

    Add the following new WHEREAS clauses after the third WHEREAS clause:

        "WHEREAS, IBM has developed certain [*] and [*] processes known as [*] processes, and these are the subject of proprietary rights of IBM in the valuable technology related thereto;

        WHEREAS, AMD desires to obtain licenses and other information and rights from IBM in order to become a user of such [*] processes of IBM, upon the terms and conditions provided herein;"

    Amend the fourth line of the last WHEREAS clause by adding, after "processes", "and [*] processes".

2. In Section 1 - Definitions, amend the definitions for LICENSED PRODUCTS and
      -----------------------
LICENSED TECHNOLOGY and add new definitions for [*] ELEMENTS, [*] PRODUCT, [*] and [*] TECHNOLOGY as follows:

    In "LICENSED PRODUCTS", delete "and" in the fourth line, replace "." in the fifth line with ", and", and add "v.) [*] PRODUCTS." in the sixth line.


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In "LICENSED TECHNOLOGY", in the third line, replace "C-4 TECHNOLOGY" with
"C-4 TECHNOLOGY and [*] TECHNOLOGY", and in the eighth and ninth lines, delete "or to the forming of the pads and solder elements of a [*] for a [*] substrate,".

Add new definitions for [*] ELEMENTS, [*] PRODUCT, [*] SUBSTRATE and [*] TECHNOLOGY as follows:

        "[*] shall mean [*].

        '[*] ELEMENTS' shall mean an [*] used to join a [*] SUBSTRATE to the next (higher) level of packaging.

        '[*] PRODUCT' shall mean a [*] SUBSTRATE having at least one [*]
        ELEMENT.

        '[*] SUBSTRATE' shall mean a [*] article, having an [*], which is used to join together and/or carry one or more electronic components and which is prepared for use with the [*] TECHNOLOGY.

        '[*] TECHNOLOGY' shall mean: (1) the [*] in an [*]; (2) the [*] of [*] ELEMENTS to an [*] on a [*] SUBSTRATE; (3) the joining of the [*] ELEMENTS to the [*] on the [*]; and (4) the [*] of the [*] SUBSTRATE with the [*] ELEMENTS; and (5) the [*] of [*] ELEMENTS from the [*] of a [*] SUBSTRATE and the [*] of the [*]."

3. In Section 2 - Licenses, amend Sections 2.1 and 2.3 as follows:
      --------------------

      In Section 2.1, fourth line, after "royalty-bearing" insert "(except for LICENSED PRODUCTS which are made, used or sold using the [*] TECHNOLOGY and require no other portion of the LICENSED TECHNOLOGY for their manufacture, use or sale)", and add a new Section 2.1.7 as follows:

      "2.1.7 after three (3) years from the EFFECTIVE DATE, to have another manufacturer (but only one manufacturer at any one


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time) perform [*] TECHNOLOGY solely for LICENSED PRODUCTS, and solely for AMD for resale under Section 2.1.4, provided that:
                                -------------

     2.1.7.1 such another manufactuer enters into an agreement with AMD with terms and conditions acceptable to IBM regarding confidentiality, reverse engineering of the MATERIALS per Section 3.3.2, such another manufacturer's improvements to the LICENSED TECHNOLOGY, and the licensing of such another manufacturer's improvements to the LICENSED TECHNOLOGY to IBM at no cost to IBM, and
     2.1.7.2 such another manufacturer is either:
          2.1.7.2.1 geographically located in the United States, or
          2.1.7.2.2 with IBM's prior written approval, geographically located outside the United States. IBM reserves the right to grant written approval so that both parties are assured that intellectual property licensed in this Agreement will be accorded adequate protection or enforcement in the geographic location of the proposed another manufacturer or with respect to the potential partner(s), if any, with AMD in the proposed another manufacturer. IBM will share with AMD information that is considered to be objective, or information available in the trade that IBM feels to be reliable, which reasonably identifies legitimate concerns regarding the commercial and/or intellectual property integrity and/or geographic location and/or financial stability of the proposed another manufacturer;".

     In Section 2.3.2, first line, replace "BA" with "BA and [*] TECHNOLOGY".

4. In Section 3 - Transfer of LICENSED TECHNOLOGY, amend Sections 3.1 and 3.2
      -------------------------------------------
as follows:

     Replace the first 19 lines of Section 3.1 with the following:

        "3.1 IBM shall transfer to AMD, only at its wholly-owned Austin, Texas or Santa Clara County, California facility, the LICENSED TECHNOLOGY as practiced as of the EFFECTIVE DATE (except as of the effective date of Amendment No. 1 to this Agreement for the [*] TECHNOLOGY) in IBM's Burlington, Vermont and Bromont, Canada facilities (or IBM's East Fishkill, New York facility for the [*]


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        TECHNOLOGY). The parties understand and agree that the only processes to be transferred and installed at AMD are the [*] (wherein [*] and [*] are evaporated through a metal mask onto selected sites of an integrated circuit, the integrated circuit with [*] and [*] is joined to a CERAMIC CHIP CARRIER, and the joined integrated circuit and CERAMIC CHIP CARRIER are [*] and the [*] TECHNOLOGY, both as more particularly defined as the LICENSED TECHNOLOGY. Except as provided herein, there is no obligation whatsoever to transfer any other know-how or other information including know-how or information relating: to MATERIALS, or the joining of an integrated circuit to an ORGANIC CHIP CARRIER, or to the forming of the pads and solder elements of a ball grid array for an organic ball grid array substrate;"

     Amend Section 3.2, line 1, by adding "East Fishkill, New York," before "Burlington", line 9, by adding, after "Agreement", "(except for documentation items for the [*] TECHNOLOGY)", and line 11, by adding at the end of the following:

        "The transfer of documentation items related to the [*] TECHNOLOGY as specified in Appendix A shall commence within thirty (30) days from the effective date of Amendment No. 1 to this Agreement and be completed within ninety (90) days thereafter."

5. In Section 5 - Technical Assistance, amend Sections 5.1.1, 5.3 and 5.4 as
      --------------------------------
follows:

     In Section 5.1.1, line 2 after "facilities" insert "(or IBM's East Fishkill, New York facility for the [*] TECHNOLOGY)".

     In Section 5.3, line 4, after "TECHNOLOGY" insert "(except for the [*] TECHNOLOGY)", line 5, after "therewith," insert "and a maximum of 100 person-hours of assistance in the transfer of the [*] TECHNOLOGY to AMD and technical assistance in connection therewith,", and line 8, after "facilities" insert "(or IBM's East Fishkill, New York facility for the [*] TECHNOLOGY)".

     In Section 5.4, line 1, after "person-weeks" insert "and 100 person-hours", and line 11, after "facilities" insert "(or


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        IBM's East Fishkill, New York facility for the [*] TECHNOLOGY)".

6. In Section 6 - Compensation, amend Sections 6.1, 6.11, 6.12, 6.13 and 6.14
   ---------------------------
and add a new Section 6.11 as follows:

        In Section 6.1, first line, after "TECHNOLOGY" add "(except for the [*] TECHNOLOGY)".

        Renumber present Sections "6.11", "6.12", "6.13" and "6.14" to "6.12",
        "6.13", "6.14" and "6.15".

        Add a new Section 6.11 as follows:

           "6.11 In consideration for the [*] TECHNOLOGY to be transferred, and transfer thereof and technical assistance to be provided and license granted therefor hereunder, AMD agrees to pay IBM upon the execution of Amendment No. 1 to this Agreement a technology license fee in the sum of [*], which sum shall be nonrefundable and noncancelable, notwithstanding any termination or expiration of this Agreement under any Section of this Agreement, provided,
                                                               --------
           however, such nonrefundability and noncancelability will not
           -------
           preclude the award of damages by a court of competent jurisdiction."

7. In APPENDIX A, amend Sections A5, A6, A7 and A8 and add new Sections A5 and
      ----------
A10 as follows:

        Amend Section A5, third line, by replacing "A4" with "A5", and renumber Sections "A5", "A6", "A7" and "A8" to "A6", "A7", "A8" and "A9".

        Add new Sections A5 and A10 as follows:

           "A5 Engineering, process, manufacturing and material specifications, as applicable, for [*] TECHNOLOGY, as of the effective date of Amendment No. 1 to this Agreement. The process for [*] TECHNOLOGY to be transferred is made up of the following process



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            steps for which applicable documentation will be provided:

                [*]

        "A10 with respect to the [*] TECHNOLOGY, documentation as to test vehicle design, [*] test vehicle and thermal parts; design guidelines (i.e., chip size, C4 footprint, leads per substrate (populated and depopulated) reliability data and models, failure analysis methods and layer optimization); test and product sockets (documentation limited to supplying vendors and test and damage limits; no socket design information to be provided); testers and test handling equipment; and second level assembly processes."

8. In APPENDIX B, amend Sections B2, B2.3 and B3.1 and add new Section B3.2 as
      ----------
follows:

     Amend Sections B2, B2.3 and B3.1 as follows:

        In Section B2, first paragraph, third line, after "effort" add (except for technical assistance pertaining to the [*] TECHNOLOGY) and 100 person-hours for technical assistance pertaining to the [*] TECHNOLOGY."

        In Section B2.3, third line, after "facilities" add "(or IBM's East Fishkill, New York facility for the [*] TECHNOLOGY)", and fifth line, after "Licensed Technology." add "Tours of IBM's test operations in Burlington, Vermont associated with the [*] TECHNOLOGY are excluded from this Section B2.3".

        In Section B3.1, first line, after "assistance" add "pertaining to the LICENSED TECHNOLOGY (not including the [*] TECHNOLOGY)" and change "and" to "and/", and third line, replace "5.3" with "5.4".

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        Add new Section B3.2 as follows:

                "B3.2 Additional technical assistance pertaining to the [*] TECHNOLOGY beyond 100 person-hours and/or 24 months from the EFFECTIVE DATE will be supplied by IBM at AMD's expense, as specified in Section 5.4 of the Agreement."

Except as hereby amended, all other terms and conditions of the C-4 TECHNOLOGY TRANSFER AND LICENSE AGREEMENT shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the date written below. This Amendment No. 1 shall be effective as of the date of the last signature below.

INTERNATIONAL BUSINESS                  ADVANCED MICRO
MACHINES CORPORATION                    DEVICES

     /s/ Mike Cadigan                        /s/ Don Brettner
By: __________________________          By: ___________________________
         Mike Cadigan                            D. Brettner

          2/21/97                                  2/20/97
Date: ________________________          Date: _________________________


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